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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC  20549

                                   FORM 8-K

                                CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported)   August 18, 1997
                                                   ---------------



                          BOSTON LIFE SCIENCES, INC.
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            (Exact name of registrant as specified in its charter)



         Delaware                    0-6533                 87-0277826
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(State or other jurisdiction of    (Commission           (I.R.S. Employer
incorporation or organization)       File No.)          Identification No.)


31 Newbury Street, Suite 300
Boston, Massachusetts                                         02116
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(Address of principal executive offices)                     Zip Code


Registrant's telephone number, including area code  (617)  425-0200
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Item 5.     Other Events.
            -------------

Boston Life Sciences, Inc. announced that it had completed its Phase III trial for Therafectin(R), its oral drug for the treatment of Rheumatoid Arthritis. The double-blind, placebo controlled trial enrolled 218 patients at 25 sites in the U.S. Results are expected to be available within the next six to eight weeks, after clinical data has been collected from the sites and analyzed.

This trial compared Therafectin to placebo in patients with active Rheumatoid Arthritis over a 20 week period. The study was designed with very clear measurable end points, and therefore unambiguous results are expected.

BLSI is engaged in the research and development of novel treatments for cancer, autoimmune diseases, and central nervous system disorders.



Item 7.     Exhibits.
            --------

     The following Exhibits are filed as part of this report on Form 8-K:

     99.1      Press Release, dated August 18, 1997.
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                                  SIGNATURES
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     Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto authorized.

                             BOSTON LIFE SCIENCES, INC.

Dated:  August 28, 1997      By: /s/ Joseph Hernon
                                 ----------------------
                                 Joseph Hernon
                                 Chief Financial Officer
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                           BOSTON LIFE SCIENCES, INC.

                           CURRENT REPORT ON FORM 8-K

                                 EXHIBIT INDEX

Exhibit No.                                                      Page
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99.1           Press Release, dated August 18, 1997               5